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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 8, 2003

                                 NAVISITE, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-27597               52-2137343
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(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)

400 Minuteman Road, Andover, Massachusetts                          01810
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 (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (978) 682-8300

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 8, 2003, NaviSite, Inc., a Delaware corporation (the "Registrant"), completed the acquisition of certain assets and the assumption of certain liabilities of ClearBlue Technologies, Inc., a Delaware corporation ("CBT"), pursuant to a Stock and Asset Acquisition Agreement, dated as of August 8, 2003 (the "Agreement"). The Registrant is a majority owned subsidiary of CBT and its affiliates. The terms and conditions of the Agreement were reviewed, negotiated and approved by a special committee comprised solely of independent members of the Registrant's Board of Directors (the "Special Committee"). Pursuant to the Agreement, CBT sold to the Registrant all outstanding shares of each of the following wholly-owned subsidiaries of CBT:

     o    ClearBlue Technologies/Chicago-Wells, Inc.;

     o    ClearBlue Technologies/Las Vegas, Inc.;

     o    ClearBlue Technologies/Los Angeles, Inc.;

     o    ClearBlue Technologies/Milwaukee, Inc.;

     o    ClearBlue Technologies/Oakbrook, Inc.; and

     o    ClearBlue Technologies/Vienna, Inc.

The Registrant assumed the revenue and expense, as of the date of the Agreement, of the following wholly-owned subsidiaries of CBT, ownership of which will automatically be transferred under certain conditions to NaviSite for no additional consideration in February 2004:

     o    ClearBlue Technologies/Dallas, Inc.;

     o    ClearBlue Technologies/New York, Inc.;

     o    ClearBlue Technologies/San Francisco, Inc.; and

     o    ClearBlue Technologies/Santa Clara, Inc.

The ten wholly-owned subsidiaries of CBT listed above are collectively referred to as the "CBT Subsidiaries." The CBT Subsidiaries lease data centers, which the Registrant has been operating under an Outsourcing Services Agreement, dated as of January 1, 2003, by and between the Registrant and CBT (the "Outsourcing Agreement").

     In addition, CBT sold to the Registrant certain assets and contracts relating to the CBT Subsidiaries.

     In exchange for the CBT Subsidiaries and certain assets and contracts relating to the CBT Subsidiaries, the Registrant (a) issued 1,100,000 shares of the Registrant's common stock, $0.01 par value per share ("Common Stock"), to CBT, which was approximately 4.7% of the Registrant's outstanding Common Stock as of the date of the Agreement; (b) released CBT from certain inter-company advances in an amount up to $300,000; (c) assumed all of CBT's

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obligations under certain assets and contracts relating to the CBT Subsidiaries;
and (d) released CBT from certain payment obligations owed to the Registrant pursuant to the Outsourcing Agreement in an amount not to exceed $263,000. The consideration paid by the Registrant for the CBT Subsidiaries and related assets and contracts were derived from arms-length negotiations between the Special Committee and representatives of CBT.

     CBT's and its affiliates collectively own, directly or indirectly, approximately 19,284,993 shares or 82.4% of the Registrant's outstanding Common Stock before giving affect to the issuance of the 1,100,000 shares of Common Stock to CBT pursuant to the Agreement and approximately 20,384,993 shares or 83.2% of the Common Stock after giving effect to such issuance.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: Not filed herewith; to be filed by amendment.

     Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by October 22, 2003.

(b) Pro Forma Financial Information: Not filed herewith; to be filed by amendment.

     Pursuant to Item 7(b)(1) and (2) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by October 22, 2003.

(c)  Exhibits:

     Exhibit No.    Description

     2.1 Stock and Asset Acquisition Agreement, dated as of August 8, 2003, by and between the Registrant and ClearBlue Technologies, Inc.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2003                  NAVISITE, INC.

                                       By: /s/ James Pluntze
                                           -------------------------------------
                                           James Pluntze
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.         Description
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2.1                 Stock and Asset Acquisition Agreement, dated as of August 8,
                    2003, by and between the Registrant and ClearBlue
                    Technologies, Inc.